SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 31, 2001

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                02-020992                 04-2842217
           --------                ---------                 ----------
(State or other jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File number)          Identification No.)


          1700 Westlake Ave N. #500                         98109-3044
             Seattle, Washington                            ----------
             -------------------                            (Zip Code)
            (Address of principal
              executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

                                 MathSoft, Inc.
                                 --------------
          (Former name or former address, if changed since last report)



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Item  5.  Other  Events
-----------------------

     On July 31, 2001, the company issued a press release, attached to this Form 8-K as Exhibit 99.1, announcing the formation of a new subsidiary in Germany and the execution of an agreement for the subsidiary to acquire the Berlin-based data analysis operations of GraS Graphische Systeme GmbH, Insightful's longtime distributor in Germany. Consideration for the acquisition will be cash of approximately $150,000 US dollars, to be paid in euro (European economic currency units) upon the completion date of the transaction in January 2002.

Item  7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits
--------------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit No.     Exhibit

99.1            Press Release dated July 31, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INSIGHTFUL  CORPORATION



July 31, 2001                By:   By  /s/  Sarwat  H.  Ramadan
                                ----------------------------------
                                Sarwat  H.  Ramadan
                                Vice President, Finance & Administration, Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Exhibit

99.1            Press Release dated July 31, 2001.


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